Related party transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Related party transactions
4.	Related party transactions:
(a)	At December 31, 2016, the Company had $62,414,000 (2015 – $219,649,000) due from GCI recorded as loans to affiliate. This amount includes the following:
•

The Company had $57,266,000 (2015 – $209,982,000) due from GCI for payments made in connection with vessels that GCI will acquire pursuant to a right of first refusal. These loans bear interest at rates ranging from 5% to 6% per annum. The Company may request repayment of these loans with 45 days notice.  In June 2016, $107,500,000 was repaid in connection with the purchase of the GCI Subsidiaries (note 3).

•	The interest receivable on these amounts is $5,148,000 (2015 – $9,667,000).

At December 31, 2016, the Company had $6,385,000 (2015 – $4,530,000) due from GCI included in accounts receivable and $2,780,000 (2015 – $1,500,000) due to GCI included in accounts payable and accrued liabilities.

At December 31, 2016, the Company had $655,000 (2015 – $588,000) due from other related parties included in accounts receivable and $1,395,000 (2015 – $265,000) due to other related parties included in accounts payable and accrued liabilities.

(b)	The Company incurred the following income or expenses with related parties:

	2016	2015	2014
Fees paid:
Arrangement fees	$7,598	$8,627	$4,520
Transaction fees	6,317	9,506	7,323
Income earned:
Interest income	7,513	10,614	9,888
Management fees	4,266	3,154	913
Supervision fees	7,800	1,950	—

The income or expenses with related parties relate to amounts paid to or received from individuals or entities that are associated with the Company’s directors or officers and these transactions are governed by pre-arranged contracts.

Arrangement fees are paid to a company controlled by one of our directors in connection with services associated with debt or lease financings and are generally recorded as deferred financing fees and amortized over the term of the related debt or lease.  In addition, pursuant to a financial services agreement, the Company paid an advisory fee of 1% of the gross proceeds of the Series G preferred shares issued in August 2016.

Transaction fees are paid to the Company’s chief executive officer in connection with services he provided related to newbuild contracts and purchase or sale contracts, and these fees are capitalized to vessels.

Arrangement fees and transaction fees are paid either in cash or, at the Company’s discretion, a combination of cash and up to 50% in the Company’s common shares (note 15(d)).

Interest income is earned on loans to affiliate.

Management fees are earned from GCI for the management of GCI’s vessels and are included in revenue.

Supervision fees are earned from GCI for the management of GCI’s newbuild vessels and are included in revenue.

(c)

The Company entered into leases with third parties for two vessels, the MOL Beyond, a 10000 TEU vessel, and the YM Window, a 14000 TEU vessel.  The vessels are being leased from the third parties over a term of 11 or 12 years, with an option to purchase the vessels at either the nine or 9.5 year anniversary of the lease.  The eight-year time charter contract with Mitsui O.S.K. Lines, Ltd. for the MOL Beyond and the ten-year time charter contract with Yang Ming Marine Transport Corp. for the YM Window were novated to the Company from GCI for no consideration.

The Company recorded the fair value of the time charter contracts as an intangible asset of $16,200,000 and the fair value of the bareboat charter contracts as other long-term liabilities of $16,200,000.  The intangible asset and the other long-term liabilities are being amortized over the term of the related time charters and bareboat charters as a reduction of revenue and operating lease expense, respectively.